    As filed with the Securities and Exchange Commission on March 19, 1997

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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): March 19, 1997
                                                        (March 13, 1997)

                      EQUITY RESIDENTIAL PROPERTIES TRUST
              (Exact Name of Registrant as Specified in Charter)


          Maryland                        1-12252                36-3877868
(State or other jurisdiction             (Commission         (I.R.S. Employer
of incorporation or organization)        File Number)        Identification No.)


                     Two North Riverside Plaza, Suite 400
                               Chicago, Illinois                        60606
                   (Address of principal executive offices)           (Zip Code)

      Registrant's telephone number, including area code:  (312) 474-1300

                                 Not applicable
         (Former Name or Former Address, if Changed Since Last Report)

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

ITEM 7.  Financial Statements, Pro forma Financial Information and Exhibits


          Exhibit
          Number             Exhibit
          -------            -------

             1 Form of Purchase Agreement dated March 13, 1997 which is being filed pursuant to Regulation S-K,
                             Item 601(b)(1) as an exhibit to the Registrant's registration statement on Form S-3, file no.
                             333-12211, under the Securities Act of 1933, as amended, and which, as this Form 8-K filing is incorporated by reference in such registration statement, is set forth in full in such registration statement.

             5 Opinion of Rosenberg & Liebentritt, P.C., with an opinion of Hogan & Hartson L.L.P. attached thereto as Exhibit A, which are being filed pursuant to Regulation 601(b)(5) as an exhibit to the Registrant's registration statement on Form S-3, file no. 333-12211, under the Securities Act of 1933, as amended, and which, as this Form 8-K filing is incorporated by reference in such registration statement, are set forth in full in such registration statement.

                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     EQUITY RESIDENTIAL PROPERTIES
                                           TRUST


Date:  March 19, 1997                By: /s/ Bruce C. Strohm
                                         _______________________________________
                                         Bruce C. Strohm, Secretary,
                                         Executive Vice President and
                                         General Counsel

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